UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2010

FREQUENCY ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8061	11-1986657
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Charles Lindbergh Blvd., Mitchel Field, NY	11553
(Address of principal executive offices)	(Zip Code)

(516) 794-4500
(Registrant's telephone number, including area code)

NONE
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 pages

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Harry Newman resigned from his position as Corporate Secretary of Frequency Electronics, Inc. (the “Company”) effective May 1, 2010.  Mr. Newman has served as the Company’s Corporate Secretary since he joined the Company in 1979.  Mr. Newman has also served as the Company’s Treasurer and Contracts Administrator.  Following his retirement, Mr. Newman will provide consulting services to the Company, including support for the Company’s compliance with the Sarbanes-Oxley Act of 2002.

Alan Miller, the Company’s Treasurer and Chief Financial Officer, has assumed the duties of Corporate Secretary.

A copy of the press release announcing Mr. Newman’s retirement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01 (c).  EXHIBITS.

99.1	Press Release of Frequency Electronics, Inc., dated May 6, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREQUENCY ELECTRONICS, INC.

Dated: May 6, 2010	By:	/s/ Alan Miller
Alan Miller
Secretary, Treasurer and Chief Financial Officer

3